Atlanticus®

INVESTOR PRESENTATION

July 2024

NASDAQ: ATLC

Our Solution

Financial technology enabling bank, brand and healthcare partners to offer more inclusive financial services

Technology

100% automated decisioning

100% cloud-based infrastructure

API first platforms

Analytics

Over 20 active models in production

40 billion cells of proprietary model training data

Proven through economic cycles

AI/ML derived decisioning

Growth

$1T+ market opportunity[1]

20% revenue growth[2]

26% Managed receivables growth[3]

(1) American Bankers Association; Management estimates
(2) Total operating revenue compound annual growth rate ("CAGR") from the quarter ended March 31, 2020 to the quarter ended March 31, 2024
(3) Managed receivables CAGR from March 31, 2020 to March 31, 2024. Managed receivables is a non-GAAP financial measure and excludes receivables associated with our Auto Finance segment.

Disclaimer

General. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation."

Forward-Looking Statements. This Presentation contains forward-looking statements that are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning our business, operations, financial performance, the performance of our receivables, and consumer demand for our products.

Although Atlanticus believes the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and you should not place undue reliance on such statements. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the timing and financing of originations; and other risk factors detailed from time to time in Atlanticus' reports filed with the Securities and Exchange Commission, including the "Risk Factors" section in the Form 10-Q for the quarter ended March 31, 2024.

The forward-looking statements contained herein speak only as of the date of this Presentation. Atlanticus undertakes no obligation to update or revise any forward-looking statement, except as may be required by law.

Disclaimer. This Presentation does not purport to be all-inclusive or to contain all of the information that a person considering the purchase of any securities of the Company may require to make a full analysis of the matters referred to herein. Each recipient of this Presentation must make its own independent investigation and analysis of the securities and its own determination of the suitability of any investment, with particular reference to its own investment objectives and experience and any other factors which may be relevant to it in connection with such investment, based in each case on the prospectus and the prospectus supplement available when orders are confirmed, and on such other information and advice from its own legal, accounting and tax advisers as it deems relevant.

Disclaimer (cont.)

Neither this Presentation nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any other person (excluding the recipient's professional advisers) or published in whole or in part for any purpose without the prior written consent of the Company.

The information contained in this Presentation has not been independently verified other than by the Company, and no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of the Company, the underwriters or any of their respective affiliates, advisers, connected persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this Presentation or its contents or otherwise arising in connection with this Presentation. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction that may not lawfully be disclaimed.

This Presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation of such jurisdiction or which would require any registration or licensing within such jurisdiction. Any failure to comply with these restrictions may constitute a violation of the laws of other jurisdictions. This Presentation must not be acted on or relied on by persons who are not eligible to invest in the securities. Any investment or investment activity to which this Presentation relates is available only to persons eligible to invest in the securities and will be engaged in only with such persons.

This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities of the Company, nor will there be any sales of securities of the Company in any jurisdiction in which the offer, solicitation or sale is not permitted prior to the registration of such securities under the securities laws of such jurisdiction. A registration statement was previously filed by the Company with the SEC and declared effective by the SEC on May 21, 2024 and a preliminary prospectus supplement to be filed on or about July 23, 2024. The offering will only be made by means of a prospectus. Copies of the preliminary prospectus supplement relating to these securities may be obtained, without charge from the offices of B. Riley Securities, Inc., at 1300 North Street, Suite 1300, Arlington VA 22209 or by calling (703) 312-9580 or by emailing prospectuses@brileyfin.com.

The information contained in this Presentation is provided as at the date of this Presentation and is subject to change without notice.

Atlanticus

FORTUNE

Ranked in Fortune's 100 Fastest Growing Companies List for Third Consecutive Year

ATLANTA BUSINESS CHRONICLE

Honored in "Best places to Work in 2024"

Table of Contents

Credit-as-a-Service Platform

Enabling our Bank, Brand and Healthcare partners to offer more inclusive financial services

Atlanticus

NASDAQ: ATLC

>20 Million	$3.6 Billion	25+ Years	$12.0 Billion	~$40 Billion
New consumers	Peak receivables	of Data aggregation	Capital raised	Receivables acquired

General Purpose Credit Card
FORTIVA CREDIT CARD, Imagine, aspire

Point of Sale Solutions
FORTIVA RETAIL CREDIT

Acute Healthcare Financing
CURAE

BH/PH Auto Financing
CAR

Purpose Driven Solutions

Empowering Better Financial Outcomes for Everyday Americans

General Purpose Credit Card Solutions

FICO Range
700 – New to credit

Average FICO
625

aspire · FORTIVA CREDIT CARD · Imagine

Partnered with

VISA · Mastercard

Point of Sale Solutions

FICO Range
850 - 550

Average FICO
658

FORTIVA RETAIL CREDIT

Partnered with

BrandsMart U.S.A. · The Home Depot · vivint · AspenDental · BOB'S DISCOUNT FURNITURE · NordicTrack · EMPIRE TODAY · Guitar Center · TEMPUR+SEALY

Acute Healthcare Payment Solutions

FICO Range
850 – New to credit

Average FICO
704

CURAE

Partnered with

OrthoCarolina · Piedmont · Banner Health · UFHealth JACKSONVILLE · Hunt Regional Healthcare · ASTRIA HEALTH


CURAE
CROSBY D HOLDER
FORTIVA
Imagine
aspire
HOME IMPROVER

Market Leading Innovation

	Atlanticus	Other FinTechs Neobanks, Digital or AI Lending Platforms
100% Automated Decisioning	●	◔
AI/ML Derived Analytics	◑	◑
Mobile First UX	●	●
Rapid Customer Growth	●	●
Multiple Asset Class Capability	●	◔
Over 25 Years of Data Aggregation	●	○
100% Cloud-based Infrastructure	●	◕
Omnichannel Origination Capability	◕	◑
AI/ML Driven Customer Service	◑	◔
API First Integration Capabilities	●	◑
Analytics validated through Economic Cycles	●	○
Proven Customer Need	●	◑
At Scale Operating Infrastructure	●	◔
Proven Profitability	●	◔

$1 Trillion+ Market Opportunity

40% of US consumers, ~100M people, have sub-700 FICO scores[1]

General Purpose Credit Card
US Market:

$1T+ in annual spend[2]

Fortiva/Aspire/Imagine: $1.6B in TTM net purchases[5]

Private Label Credit
Private Label 2nd Look US Market:

~$19B in annual spend[3]

Fortiva: $848MM in TTM net purchases[5]

Healthcare Finance
US Market:

$471B in out-of-pocket healthcare expenditures, excluding small balances[4]

Curae: $50MM in TTM net purchases[5]

Sources:
(1) Experian; Management estimates
(2) American Bankers Association; Management estimates
(3) Nilson Report 2020
(4) Centers for Medicare and Medicaid Services (2022); Management estimates
(5) TTM as of March 31, 2024

Tenured Management Team with Deep Industry Experience

16 Years
Average Tenure at Atlanticus

27 Years
Average Industry Experience

74% Insider Ownership
Shareholder Alignment

synchrony | Capital One | IBM | CHASE | The Home Depot | GE Capital | TRUIST

USAA | American Express | bread financial | Lowe's | Epsilon | VISA | Credit One Bank

global payments | 1A | cardlytics | Wells Fargo | experian | BAIN & COMPANY

Atlanticus Financial Empowerment Platform


Summary
aspire
Spending Summary
My Categories
Total This Period
Recent Transactions
aspire
CROSBY D HOLDER

- Mobile-First Experience
- Money Transfer
- Cashback
- Financial Literacy
- Free Credit Score
- Bill Pay
- Credit Management
- Budget Planning
- Graduation Program
- Fraud Alerts
- Spending Summary
- Lock/Unlock Card Controls
- Mobile Wallet
  pay Pay G Pay
- Saving &Investments
  STASH
- Supplemental Employment

Everyday Americans Face Financial Uncertainty

50%
Don't have $500 for emergency expenses[1]

78%
Live paycheck to paycheck[2]

57%
Have less than $1,000 in savings[3]

40%
(~100M consumers) have credit scores less than 700[4]

44M
Americans are unbanked or underbanked[5]

Sources:
(1) CNBC
(2) Forbes
(3) Fortune
(4) Experian
(5) Federal Reserve


9:41
Español
FORTIVA
Reviews

Cardholder Reviews

★★★★★

4.7 out of 5-star rating[1]

94%

Would recommend to a friend[1]

74

Net Promoter Score

One of my best moves financially! Being retired and having 40+ years in the Banking sector – I have found this card to be significantly easier to manage my finances with than some of the competitors!

~Thomas W., Fortiva Customer

I love this card. The credit card helps you build credibility and confidence regarding your credit history.

~Phylise D., Aspire Customer

Very helpful to have the extra credit with Aspire. It was simple and straight forward to apply and (I) was approved within minutes.

~Thomas R., Aspire Customer

I love Fortiva. I started with one card and I have been a member for three years now. They offer great perks and it helps me build my credit.

~Jess N., Fortiva Customer

[1] Per Bazaarvoice surveys

Innovative Technology

Scalable, reliable, and efficient

INNOVATION

100% Cloud-based Infrastructure

Scalability/Reliability/Efficiency

- System of record
- Decisioning
- Database


aspire

Mobile First

- Adaptive design to accommodate consumer needs and partner strategies

Partner Integration

- Frictionless bank and POS integration
- API-First Approach
- DaaS architecture
- Agile development in days/weeks vs. months/quarters
- Customized decisioning

Digital Innovation

- 80% of new customers utilize our Account Center
- 360 view – customer service view mirrors that of the cardholder

Data, Privacy, and Information Security

- PCI and SSAE certified
- Intrusion detection to emphasize data loss prevention



Market Leading Analytics

More Than Just A Credit Score

- 100% automated decisioning
- Over 20 unique models in production
- Models trained on 40 billion cells of proprietary data
- Decision analytics validated against 25+ years of performance data
- AI & ML optimized analytics
- Risk models proven through economic cycles including three recessions
- Analytics that look beyond FICO

Looking Beyond The Credit Score

Proprietary analytics segment risk and marketing response to put optimized offers in front of customers to achieve targeted returns

INNOVATION

Indicative Delinquency Rates

	Custom Risk Score Decile										
FICO	1	2	3	4	5	6	7	8	9	10	Total
691 - 700	4.0%	5.1%	6.0%	7.3%	6.9%	7.7%	8.6%	8.7%	10.2%	17.2%	8.2%
681 - 690	5.3%	6.6%	7.1%	8.4%	8.8%	8.6%	10.0%	11.3%	12.9%	21.1%	10.0%
671 - 680	6.7%	7.7%	8.8%	10.0%	10.3%	11.0%	12.2%	13.3%	16.1%	27.5%	12.4%
661 - 670	7.4%	9.1%	10.0%	12.4%	12.9%	13.6%	15.1%	16.9%	19.5%	32.8%	14.9%
651 - 660	9.6%	11.7%	13.8%	14.4%	15.1%	15.8%	17.8%	21.5%	26.7%	37.7%	18.4%
641 - 650	11.2%	15.3%	15.4%	17.4%	19.7%	20.2%	22.5%	28.3%	31.5%	47.3%	22.8%
631 - 640	13.1%	16.8%	19.2%	20.7%	23.5%	23.2%	27.8%	33.6%	39.1%	55.1%	27.2%
621 - 630	15.7%	20.4%	22.5%	24.2%	28.5%	31.3%	36.9%	39.4%	45.2%	61.9%	32.6%
611 - 620	17.6%	23.8%	26.8%	28.6%	33.6%	38.5%	41.2%	47.0%	55.2%	68.0%	38.0%
601 - 610	20.3%	29.3%	30.4%	36.8%	39.2%	42.9%	46.1%	54.2%	62.3%	71.9%	43.2%

Response Optimization Model


Response Model Segmentation
10
9
8
7
6
5
4
3
2
1
641 - 650
11.2%
15.3%
15.4%
17.4%
19.7%
20.2%
22.5%
28.3%
31.5%
47.3%
22.8%
Custom Risk Score Decile

Leveraging
Technology Investments

Investments in technology have lowered unit operational costs

(6 Year % Decrease)
Unit Servicing Costs



Improvement:
47%
67%
41%
2017
2018
2019
2020
2021
2022
2023
Customer Service
Collections
Total Servicing

INNOVATION

As of December 31, 2023

Quarterly Highlights[(1)]

11.2% — **Increase** in total operating revenue to **$290.2 million**

$1.09 — Diluted earnings per share

12.8% — **Increase** in managed receivables[(2)] to **$2.3 billion**

252,000+ — New accounts serviced during the quarter[(3)]

(1) Percentages referenced against same period YoY and reflects data as of 03/31/24
(2) Managed receivables is a non-GAAP financial measure and excludes receivables associated with our Auto Finance segment.
(3) In our calculation of total accounts serviced, we include all accounts with account activity and accounts that have open lines of credit at the end of the referenced period.

Performance Summary



Total Revenue
CAGR: 20%
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24



Serviced Accounts
CAGR: 25%
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24



Managed Receivables(1)
CAGR: 26%
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24



TTM GAAP Net Income Attributable to Common Shareholders
CAGR: 37%
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24

Q1 RESULTS

$ in thousands

(1) Total Managed Receivables is a non-GAAP financial measure.

Diversified Product Approach



3.5M Serviced Accounts

- General Purpose Credit Card 2.3M
- Private Label Credit 1.2M



6.7M LTD Serviced Accounts[1]

- General Purpose Credit Card 4.1M
- Private Label Credit 2.6M



$2.3B Total Managed Receivables[2]

- General Purpose Credit Card $1,410.3M
- Private Label Credit $907.4M



$533.9M Purchases Year to Date

- General Purpose Credit Card $342.8M
- Private Label Credit $191.1M

(1) Gross serviced accounts for period between 01/01/2012 to 03/31/24
(2) Total Managed Receivables is a non-GAAP financial measure.
Above data as of 03/31/24 for current product mix
Numbers above exclude amounts associated with Auto Finance segment

Attractive Investment Opportunity

Technology, **analytics**, and **people** that empower better financial outcomes for Everyday Americans through:

- Market Leading Technology Platform
- Proven/Informed Analytics
- Experienced Management Team
- Compelling Unit-Level Economics
- Demonstrated Ability to Scale
- Fair Consumer Terms

Market, Industry and Other Data

This presentation contains statistical data and estimates, including those relating to market size and competitive position of the markets in which we participate, that we obtained from our own internal estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to any of this data or to these estimates. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe that each of these studies and publications is reliable, we have not independently verified market or industry data from third-party sources. We also believe our internal company research is reliable and the definitions of our market and industry are appropriate, though neither this research nor these definitions have been verified by any independent source.

Trademarks, Service Marks and Trade Names

We own or license the trademarks, service marks and trade names that we use in connection with the operation of our business, including our corporate names, logos and website names. This presentation also may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation are listed without the TM, SM, © and ® symbols, but we will assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors, if any, to these trademarks, service marks, trade names and copyrights.